UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2011

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2011, Morgan Stanley announced that Kenneth M. deRegt, currently Chief Risk Officer, will become the Global Head of Fixed Income Sales and Trading (ex Commodities), and will no longer be the Chief Risk Officer.  Keishi Hotsuki, currently Head of the Market Risk Department, will become Interim Chief Risk Officer.

Item 8.01. Other Events

On January 13, 2011, Morgan Stanley also announced other changes in the responsibilities of members of its senior management team.

A  message to employees from James Gorman, President and Chief Executive Officer of Morgan Stanley, regarding senior management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this filing by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
Exhibit
Number	Description
99.1	A Message from James Gorman Regarding Senior Management Changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/s/ Martin M. Cohen
Name: Martin M. Cohen
Title: Corporate Secretary

Dated:    January 13, 2011